UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) September 10, 2007

                          Capital Southwest Corporation
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             (Exact name of registrant as specified in its charter)


           Texas                   811-1056                     75-1072796
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(State or other jurisdiction     (Commission                  (IRS Employer
      of incorporation)          File Number)                Identification No.)

 12900 Preston Road, Suite 700, Dallas, Texas                      75230
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code             972-233-8242
                                                            --------------------




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF  DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS

          On September 10, 2007, Tracy L. Morris joined Capital Southwest Corporation as controller, serving as the chief financial officer. Tracy's previous experience includes a controller position with two other companies and she has also served in a staff position with a public accounting firm. She received a BS in business administration and is a Certified Public Accountant.























                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 24, 2007
                              By: /s/  Gary L. Martin
                                  ----------------------------------------------
                                  Name: Gary L. Martin
                                  Title:   President and Chief Executive Officer